TCW Funds, Inc.

TCW Global Bond Fund – Class I and Class N

Supplement dated June 19, 2018 to

the Statement of Additional Information dated February 28, 2018, as amended (the “SAI”)

Disclosure relating to TCW Global Bond Fund

Effective immediately, the following Non-Fundamental Investment Restriction shown on page 39 shall no longer apply to the TCW Global Bond Fund:

7.	The Fund may not invest in securities of other investment companies in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Please retain this Supplement with your SAI for future reference.